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                                                                    EXHIBIT 10.2

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                               PURCHASE AGREEMENT

                         dated as of September 23, 2003

                                     between

                         CAPITAL ONE AUTO FINANCE, INC.

                                       and

                       CAPITAL ONE AUTO RECEIVABLES, LLC,
                                  as Purchaser

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                                                              Purchase Agreement

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I - DEFINITIONS AND USAGE.............................................1

   SECTION 1.1    Definitions.................................................1
   SECTION 1.2    Other Interpretive Provisions...............................1

ARTICLE II - PURCHASE.........................................................2

   SECTION 2.1    Agreement to Sell and Contribute on the Closing Date........2
   SECTION 2.2    Agreement to Sell and Contribute on the Funding Dates.......2
   SECTION 2.3    Consideration and Payment...................................2
   SECTION 2.4    Consideration and Payment for the Subsequent Purchased
                     Assets...................................................2

ARTICLE III - REPRESENTATIONS, WARRANTIES AND COVENANTS.......................3

   SECTION 3.1    Representations and Warranties of COAF......................3
   SECTION 3.2    Representations and Warranties of COAF as to each
                     Receivable...............................................4
   SECTION 3.3    Repurchase upon Breach......................................4
   SECTION 3.4    Protection of Title.........................................5
   SECTION 3.5    Other Liens or Interests....................................6

ARTICLE IV - MISCELLANEOUS....................................................6

   SECTION 4.1    Transfers Intended as Sale; Security Interest...............6
   SECTION 4.2    Notices, Etc................................................7
   SECTION 4.3    Choice of Law...............................................7
   SECTION 4.4    Headings....................................................7
   SECTION 4.5    Counterparts................................................7
   SECTION 4.6    Amendment...................................................7
   SECTION 4.7    Waivers.....................................................9
   SECTION 4.8    Entire Agreement............................................9
   SECTION 4.9    Severability of Provisions..................................9
   SECTION 4.10   Binding Effect; Assignability...............................9
   SECTION 4.11   Acknowledgment and Agreement................................9
   SECTION 4.12   No Waiver; Cumulative Remedies..............................9
   SECTION 4.13   Nonpetition Covenant.......................................10
   SECTION 4.14   Submission to Jurisdiction.................................10
   SECTION 4.15   Limitation of Rights.......................................10

                                                              Purchase Agreement

                                        i

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EXHIBITS
Exhibit A    Form of Assignment

                                                              Purchase Agreement

                                       ii

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     THIS PURCHASE AGREEMENT is made and entered into as of September 23, 2003
(as amended from time to time, this "Agreement") by CAPITAL ONE AUTO FINANCE, INC., a Texas corporation ("COAF"), and CAPITAL ONE AUTO RECEIVABLES, LLC, a Delaware limited liability company (the "Purchaser").

                                   WITNESSETH:

     WHEREAS, the Purchaser desires to purchase from COAF a portfolio of motor vehicle receivables, including motor vehicle retail installment loans that are secured by new and used automobiles, light-duty trucks and motorcycles; and

     WHEREAS, COAF is willing to sell such portfolio of motor vehicle receivables and related property to the Purchaser on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                              DEFINITIONS AND USAGE

     SECTION 1.1 Definitions. Except as otherwise defined herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as from time to time amended, supplemented or otherwise modified and in effect, the "Sale and Servicing Agreement") among Capital One Prime Auto Receivables Trust 2003-2, COAF, as servicer, the Purchaser, as seller, and JPMorgan Chase Bank, as indenture trustee, which also contains rules as to usage that are applicable herein.

     SECTION 1.2 Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                                              Purchase Agreement

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                                   ARTICLE II

                                    PURCHASE

     SECTION 2.1 Agreement to Sell and Contribute on the Closing Date. On the terms and subject to the conditions set forth in this Agreement, COAF does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser without recourse (subject to the obligations herein) on the Closing Date all of its right, title and interest in, to and under the Receivables, the Collections after the Initial Cut-Off Date and the Related Security relating thereto, together with all of COAF's rights under the Sale Agreement, whether now owned or hereafter acquired, described in an Assignment in the form of Exhibit A delivered on the Closing Date, and its rights under the Sale Agreement (collectively, the "Initial Purchased Assets"), which sale shall be effective as of the Initial Cut-Off Date. The sale, transfer, assignment and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of COAF or any Originator to the Obligors, the Dealers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

     SECTION 2.2 Agreement to Sell and Contribute on the Funding Dates. On the terms and subject to the conditions set forth in this Agreement, COAF does hereby sell, transfer, assign and otherwise convey to the Purchaser on each Funding Date all of its right, title and interest in, to and under the Receivables, and the Collections after the related Subsequent Cut-Off Date and the Related Security relating thereto, whether now owned or hereafter acquired, described in an Assignment in the form of Exhibit A delivered on such Funding Date (collectively, the "Subsequent Purchased Assets" and, together with the Initial Purchased Assets, all of COAF's rights under the Sale Agreement and all proceeds of the foregoing, the "Purchased Assets"). The sale, transfer, assignment and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of COAF or any Originator to the Obligors, the Dealers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

     SECTION 2.3 Consideration and Payment. In consideration of the sale of the Initial Purchased Assets sold to the Purchaser on the Closing Date, the Purchaser shall pay to COAF on such date an amount equal to $874,060,679.67, representing the estimated fair market value of the Initial Purchased Assets on the Closing Date.

     SECTION 2.4 Consideration and Payment for the Subsequent Purchased Assets. In consideration of the sale of the Subsequent Purchased Assets sold to the Purchaser on each Funding Date, the Purchaser shall pay to COAF on such date an amount equal to the estimated fair market value of the related Subsequent Purchased Assets on such Funding Date (the "Purchase Price").

                                                              Purchase Agreement

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                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     SECTION 3.1 Representations and Warranties of COAF. COAF makes the following representations and warranties as of the Closing Date and as of each Funding Date on which the Purchaser will be deemed to have relied in acquiring the Purchased Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Purchased Assets to the Purchaser, the conveyance of the Transferred Assets to the Issuer pursuant to the Sale and Servicing Agreement and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

     (a) Existence and Power. COAF is a corporation validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Purchased Assets. COAF has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of COAF to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Purchased Assets.

     (b) Authorization and No Contravention. The execution, delivery and performance by COAF of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of COAF and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement or instrument to which COAF is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or COAF's ability to perform its obligations under, the Transaction Documents).

     (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by COAF of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approval, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Purchased Assets or would materially and adversely affect the ability of COAF to perform its obligations under the Transaction Documents.

     (d) Binding Effect. Each Transaction Document to which COAF is a party constitutes the legal, valid and binding obligation of COAF enforceable against COAF in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other

                                                              Purchase Agreement

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similar laws affecting creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

     (e) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of COAF, threatened against COAF before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by COAF of its obligations under this Agreement or any of the other Transaction Documents or have a material adverse effect on the Noteholders, or
(iv) relate to COAF that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

     (f) Lien Filings. COAF is not aware of any material judgment, ERISA or tax lien filings against COAF.

     SECTION 3.2 Representations and Warranties of COAF as to each Receivable. On the date hereof or on each Funding Date, as the case may be, the COAF hereby makes the representations and warranties set forth on Schedule I to the Sale and Servicing Agreement as to the Receivables sold, transferred, assigned and otherwise conveyed to the Purchaser under this Agreement on which such representations and warranties the Purchaser relies in acquiring the Receivables. Such representations and warranties as to each Receivable relate to the characteristics of such Receivable as of the applicable Cut-Off Date for such Receivable (unless Scheduled I to the Sale and Servicing Agreement specifically identifies a different date as applying to a particular representation or warranty), but shall survive the sale of such Receivables to the Issuer under the Sale and Servicing Agreement, and the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture. Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, COAF shall not be required to notify any insurer with respect to any Insurance Policy obtained by an Obligor or to notify any Dealer about any aspect of the transaction contemplated by the Transaction Documents.

     SECTION 3.3 Repurchase upon Breach. Upon discovery by or notice to the Purchaser or COAF of a breach of any of the representations and warranties described in Section 3.2 at the time such representations and warranties were made which materially and adversely affects the interests of the Issuer or the Noteholders, the party discovering such breach or receiving such notice shall give prompt written notice thereof to the other party; provided, that the failure to give such notice shall not affect any obligation of COAF hereunder. If COAF does not correct or cure such breach prior to the end of the Collection Period which includes the 60th day (or, if the Seller elects, an earlier date) after the date that COAF became aware or was notified of such breach, then COAF shall purchase any Receivable affected by such breach which materially and adversely affects the interests of the Issuer and the Noteholders from the Purchaser on the Payment Date following the end of such Collection Period. Any such breach or failure will not be deemed to have a material and adverse effect if such breach or failure does not affect the ability of the Purchaser (or its assignee) to receive and retain timely payment in full on such Receivable. Any such purchase by COAF shall be at a price equal to the Repurchase Price. In

                                                              Purchase Agreement

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consideration for such repurchase, COAF shall make (or shall cause to be made) a payment to the Purchaser equal to the Repurchase Price by depositing such amount into the Collection Account prior to noon, New York City time on such Payment Date. Upon payment of such Repurchase Price by COAF, the Purchaser shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as shall be reasonably necessary to vest in COAF or its designee any Receivable repurchased pursuant hereto. It is understood and agreed that the obligation of COAF to purchase any Receivable as described above shall constitute the sole remedy respecting such breach available to the Purchaser.

     SECTION 3.4 Protection of Title.

     (a) COAF shall authorize and file such financing statements and cause to be authorized and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser under this Agreement in the Purchased Assets. COAF shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) COAF shall not change its name, identity, corporate structure or jurisdiction of organization in any manner that would make any financing statement or continuation statement filed by COAF in accordance with paragraph
(a) above "seriously misleading" within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Purchaser at least five days' prior written notice thereof and, to the extent necessary, shall have promptly filed amendments to previously filed financing statements or continuation statements described in paragraph (a) above.

     (c) COAF shall give the Purchaser at least five days' prior written notice of any change of location of COAF for purposes of Section 9-307 of the UCC and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary or advisable in the opinion of the Purchaser to amend all previously filed financing statements or continuation statements described in paragraph (a) above.

     (d) COAF shall maintain (or shall cause its Sub-Servicer to maintain) accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payment owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) COAF shall maintain (or shall cause its Sub-Servicer to maintain) its computer systems so that, from time to time after the conveyance under this Agreement of the Receivables, the master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser (or any subsequent assignee of the Purchaser) in such Receivable and that such Receivable is owned by such Person. Indication of such Peron's

                                                              Purchase Agreement

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

interest in a Receivable shall not be deleted from or modified on such computer systems until, and only until, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time COAF shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, COAF shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Purchaser (or any subsequent assignee of the Purchaser).

     SECTION 3.5 Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, COAF shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Purchaser to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any interest therein, and COAF shall defend the right, title and interest of the Purchaser in, to and under such Receivables or other property transferred to the Purchaser against all claims of third parties claiming through or under COAF.

                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 4.1 Transfers Intended as Sale; Security Interest.

     (a) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales and transfers rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and related Purchased Assets shall not be part of COAF's estate in the event of a bankruptcy or insolvency of COAF. The sales and transfers by COAF of the Receivables and related Purchased Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, COAF, except as otherwise specifically provided herein. The limited rights of recourse specified herein against COAF are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

     (b) Notwithstanding the foregoing, in the event that the Receivables and other Purchased Assets are held to be property of COAF, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Purchased Assets, then it is intended that:

          (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

          (ii) The conveyances provided for in Section 2.1 and Section 2.2 shall be deemed to be a grant by COAF of, and COAF hereby grants to the Purchaser, a security interest in all of its right (including the power to convey title thereto), title and interest,

                                                              Purchase Agreement

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     whether now owned or hereafter acquired, in and to the Receivables and other Purchased Assets, to secure such indebtedness and the performance of the obligations of COAF hereunder;

          (iii) The possession by the Purchaser or its agent of the Receivables files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

          (iv) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law.

     SECTION 4.2 Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by Electronic Transmission, and addressed in each case as specified on Schedule II to the Sale and Servicing Agreement or at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

     SECTION 4.3 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 4.4 Headings. The section headings hereof have been inserted for convenience only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     SECTION 4.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 4.6 Amendment.

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     (a) Any term or provision of this Agreement may be amended by COAF and the
Purchaser without the consent of the Indenture Trustee, any Noteholder, the Issuer or the Owner Trustee; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee materially and adversely affect the interests of the Noteholders; provided, further, that such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty or the Issuer under the Interest Rate Swap Agreement unless the Swap Counterparty shall have consented in writing to such amendment (and such consent shall be deemed to have been given if the Swap Counterparty does not object in writing within ten (10) Business Days after receipt of a written request for such consent); provided, further, that any amendment requiring the Swap Counterparty's consent hereunder must also satisfy the Rating Agency Condition to be effective.

     (b) Any term or provision of this Agreement may be amended by COAF and the Purchaser but without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Seller, the Servicer or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

     (c) This Agreement may also be amended from time to time by COAF and the Purchaser, with the consent of the Holders of Notes evidencing not less than a majority of the aggregate principal amount of the Outstanding Notes, voting as a single class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, that such amendment shall not materially and adversely affect the rights or obligations of the Swap Counterparty or the Issuer under the Interest Rate Swap Agreement unless the Swap Counterparty shall have consented in writing to such amendment (and such consent shall be deemed to have been given if the Swap Counterparty does not object in writing within ten (10) Business Days after receipt of a written request for such consent); provided, further, that any amendment requiring the Swap Counterparty's consent hereunder must also satisfy the Rating Agency Condition to be effective. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

     (d) Prior to the execution of any such amendment, COAF shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment or consent, COAF shall furnish a copy of such amendment or consent to each Rating Agency and the Indenture Trustee.

     (e) Prior to the execution of any amendment to this Agreement, the Purchaser, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted

                                                              Purchase Agreement

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

by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement.

     SECTION 4.7 Waivers. No failure or delay on the part of the Purchaser, the Servicer, COAF, the Issuer or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Purchaser or COAF in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Purchaser under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 4.8 Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

     SECTION 4.9 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 4.10 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

     SECTION 4.11 Acknowledgment and Agreement. By execution below, COAF expressly acknowledges and consents to the sale of the Purchased Assets and the assignment of all rights and obligations of COAF related thereto by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement and the pledge, assignment and grant of a security interest in the Receivables and the other Purchased Assets by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders. In addition, COAF hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Purchaser under this Agreement.

     SECTION 4.12 No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

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     SECTION 4.13 Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party hereto shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.

     SECTION 4.14 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 3.3 of this Agreement; and

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     SECTION 4.15 Limitation of Rights. All of the rights of the Swap Counterparty in, to and under this Agreement (including, but not limited to, all of the Swap Counterparty's rights to receive notice of any action hereunder and to give or withhold consent to any action hereunder) shall terminate upon the termination of the Interest Rate Swap Agreement in accordance with the terms thereof and the payment in full of all amounts owing to the Swap Counterparty.

                  [Remainder of Page Intentionally Left Blank]

                                                              Purchase Agreement

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                             CAPITAL ONE AUTO FINANCE, INC.


                                             By: /s/ Patrick Gray
                                                 -------------------------------
                                             Name: Patrick Gray
                                             Title: Chief Financial Officer,
                                             Treasurer and Secretary

                                                              Purchase Agreement

                                             CAPITAL ONE AUTO RECEIVABLES, LLC


                                             By: /s/ Thomas A. Feil
                                                 -------------------------------
                                             Name: Thomas A. Feil
                                             Title: Treasurer

                                                              Purchase Agreement

                                    EXHIBIT A

                                     FORM OF
                    ASSIGNMENT PURSUANT TO PURCHASE AGREEMENT

     For value received, in accordance with the Purchase Agreement dated as of September 23, 2003, between Capital One Auto Finance, Inc., a Texas corporation ("COAF"), and Capital One Auto Receivables, LLC, a Delaware limited liability company (the "Purchaser") (the "Agreement"), on the terms and subject to the conditions set forth in the Agreement, COAF does hereby irrevocably sell,
transfer, assign and otherwise convey to the Purchaser on         , 2003 without
                                                          --------
recourse (subject to the obligations in the Agreement) on the date hereof, all right, title and interest of COAF, whether now owned or hereafter acquired, in, to and under the Receivables set forth on the schedule of Receivables delivered by COAF to the Purchaser on the date hereof (such schedule, together with any other Schedule of Receivables delivered by COAF to the Purchaser pursuant to the Agreement, the "Schedule of Receivables"), and the Collections after the related Cut-Off Date and the Related Security relating thereto, together with all of COAF's rights under the Sale Agreement and all proceeds of the foregoing, which sale shall be effective as of such Cut-Off Date.

     The sale, transfer, assignment and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Purchaser of any obligation of COAF or the Originator to the Obligors, the Dealers, insurers or any other Person in connection with the Receivables, or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

     This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

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                                                              Purchase Agreement

     IN WITNESS HEREOF, the undersigned has caused this assignment to be duly executed as of the date first above written.

                                             CAPITAL ONE AUTO FINANCE, INC.


                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                                              Purchase Agreement

                                       A-2